United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 10, 2025
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 10, 2025, Priority Technology Holdings, Inc. (the “Company”) issued a press release announcing that it had received a preliminary, non-binding proposal, dated November 9, 2025, from an investor group led by Thomas Priore, the Company’s Chairman and Chief Executive Officer to acquire the remaining shares of the Company’s common stock that Mr. Priore and his affiliated entities do not currently hold.

Copies of the press release announcing receipt of the preliminary, non-binding proposal from Mr. Priore and the proposal letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release, of Priority Technology Holdings, Inc. dated November 10, 2025
99.2	Letter dated November 9, 2025 to the Board of Directors of the Company from Thomas Priore
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2025

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer